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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): October 24, 2003

                              AVATAR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-7616                                    23-1739078
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   (Commission File Number)              (I.R.S. Employer Identification No.)

            201 Alhambra Circle
            Coral Gables, Florida                               33134
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  (Address of Principal Executive Offices)                   (Zip Code)


                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

      The information set forth in the press release issued by Avatar Holdings Inc. on October 24, 2003, announcing the partial redemption of its 7% Convertible Subordinated Notes due April 1, 2005, attached hereto as Exhibit 99.1, is incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVATAR HOLDINGS INC.


                                      By: /s/   Juanita I. Kerrigan
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                                          Name: Juanita I. Kerrigan
                                          Title: Vice President and Secretary

Date: October 24, 2003


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                                 EXHIBIT INDEX

Item No.
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  99.1        Press release of Avatar Holdings Inc. dated October 24, 2003.